EX-99.906CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, R. Joseph Dougherty, Chief Executive Officer and President of Highland Funds I (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	5/4/09	/s/ R. Joseph Dougherty

R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
I, M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary of Highland Funds I (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	5/4/09	/s/ M. Jason Blackburn

M. Jason Blackburn, Chief Financial Officer,
Treasurer and Secretary
(principal financial officer)